UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2019

SHUTTERFLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33031	94-3330068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway

Redwood City, California 94065

(Address of principal executive offices, including zip code)

(650) 610-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SFLY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On April 2, 2018, Shutterfly, Inc. (the “Company”), completed its previously announced acquisition of Lifetouch Inc. (“Lifetouch”), pursuant to the terms of a Stock Purchase Agreement dated as of January 30, 2018 by and among the Company, Lifetouch and Lifetouch Inc. Employee Stock Ownership Trust. The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on April 2, 2018 announcing the closing of the acquisition of Lifetouch (the “Original Form 8-K”) and on June 11, 2018, filed an amendment to the Original Form 8-K to amend and supplement the Original Form 8-K to include the unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2017, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017 and the notes related thereto.

The Company is filing this Current Report on Form 8-K to incorporate by reference into a proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, relating to a special meeting of stockholders to consider, among other things, adoption of the Merger Agreement described below, and provide certain additional financial information with respect to Lifetouch and update certain pro forma financial information with respect to the Company’s acquisition of Lifetouch, as required by Rule 11-02 of Regulation S-X of the SEC.

Included in this Current Report on Form 8-K as Exhibit 99.1 are the unaudited consolidated interim financial statements of Lifetouch for the periods described in Item 9.01(a) below and the notes related thereto. Also included in this Current Report on Form 8-K as Exhibit 99.2 is the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 and the notes related thereto.

Additional Information and Where to Find It

The Company, Photo Holdings, LLC (“Parent”), and Photo Holdings Merger Sub, Inc. (“Merger Sub”) entered into an Agreement and Plan of Merger dated June 10, 2019 (“Merger Agreement”), pursuant to which and subject to the conditions specified in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a preliminary and definitive proxy statement. Parent and Merger Sub are affiliates of certain funds (the “Apollo Funds”) managed by affiliates of Apollo Global Management, LLC (together with its consolidated subsidiaries, “Apollo”). Promptly after filing the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to the stockholders of the Company. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of the Company will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at http://ir.shutterfly.com/investor-relations.

Participants in the Solicitation

Additionally, the Company will file other relevant materials in connection with the proposed acquisition of the Company by Apollo pursuant to the terms of the Merger Agreement. The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the stockholders in connection with the proposed transaction. Stockholders of the Company may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the proxy statement for the Company’s 2019 annual meeting of stockholders, which was filed with the SEC on April 8, 2019. To the extent holdings of securities by the Company’s directors or executive officers have changed since the amounts disclosed in its proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to the Company’s Investor Relations website at http://ir.shutterfly.com/investor-relations. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of Company’s stockholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Forward Looking Statements

Statements in this communication regarding the proposed Merger, the expected timetable for completing the Merger, benefits of the Merger, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of the Company constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-

looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the Merger, including the receipt of stockholder approval or the regulatory approvals required for the Merger, which may not be obtained on the terms expected, on the anticipated schedule or at all, and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed March 1, 2019 with the SEC and the Company’s most recent Quarterly Report on Form 10-Q filed May 6, 2019 with the SEC. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The unaudited consolidated interim financial statements of Lifetouch, which consist of the consolidated statements of operations and comprehensive income (loss) for the three and nine months ended March 31, 2018 and 2017 and the consolidated statement of cash flows for the nine months ended March 31, 2018 and 2017, as well as the accompanying notes thereto are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro forma financial information.

The Company’s unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, and related notes thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

Number	Description

99.1	Unaudited consolidated interim financial statements of Lifetouch Inc., which consist of the consolidated statements of operations and comprehensive income (loss) for the three and nine months ended March 31, 2018 and 2017 and the consolidated statement of cash flows for the nine months ended March 31, 2018 and 2017, as well as the accompanying notes thereto.

99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, and related notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Michael Pope
Michael Pope
Senior Vice President & Chief Financial Officer

Date: July 19, 2019